UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

----------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

----------

Date of Report (Date of earliest event reported): December 19, 2011

PEOPLES BANCORPORATION, INC.

Incorporated under the	Commission File No. 000-20616	I.R.S. Employer
laws of South Carolina		Identification No.
57-0951843

1818 East Main Street
Easley, South Carolina 29640

Telephone: (864) 859-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2011, Registrant entered into a definitive Agreement and Plan of Merger with SCBT Financial Corporation which is described in the accompanying joint press release, a copy of which is Exhibit 99.1 hereto.

Section 8 – Other Events

Item 8.01 Other Events.

Also included with this report, as other soliciting material, is a copy of the text of a letter being sent to shareholders of Registrant with a copy of the joint press release (Exhibit 99.2).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1 – Joint Press Release

Exhibit 99.2 – Text of Letter to Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEOPLES BANCORPORATION, INC.
 (Registrant)

Date: December 19, 2001                                      By: /s/ Robert E. Dye, Jr.
                 ----------------------------------------------
Robert E. Dye, Jr.
Senior Vice President (Principal Financial
and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit 99.1                                Joint Press Release

Exhibit 99.2                                Text of Letter to Shareholders